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                                EXHIBIT (5)(a)

                              FORM OF APPLICATION
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

[Transamerica Occidental       Mail the application and check to:               Product Name: ACCESS ADVANTAGE
Life Insurance Company Logo]   Transamerica Occidental Life Insurance Company                 ----------------
                               Attn: Variable Annuity Dept.                     Variable Annuity
                               4333 Edgewood Road N.E.                          Application
                               Cedar Rapids, IA 52499-0001
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1. OWNER INFORMATION   (If no Annuitant is specified in #2, the
--------------------   Owner will be the Annuitant.)

In the event the owner and/or beneficiary is a trust, MUST COMPLETE and SUBMIT the "Trustee Certification of Trust" form.

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Address: _____________________________________________________________________

City, State: _________________________________________________________________

Zip:      -      Telephone: (   )-
     __________             __________________________________________________

Date of Birth:                          Sex:  [ ] Female
               _______________________
SS#:                                          [ ] Male
     _________________________________

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1b. JOINT OWNER(S)
--------------------

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Address: _____________________________________________________________________

City, State: _________________________________________________________________

Zip:      -      Telephone: (   )-
     __________             __________________________________________________

Date of Birth:                          Sex:  [ ] Female
               _______________________
SS#:                                          [ ] Male
     _________________________________

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2. ANNUITANT           Complete only if different from Owner.
------------

First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Address: _____________________________________________________________________

City, State: _________________________________________________________________

Zip:      -      Telephone: (   )-
     __________             __________________________________________________

Date of Birth:                          Sex:  [ ] Female
               _______________________
SS#:                                          [ ] Male
     _________________________________

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3. BENEFICIARY(IES) DESIGNATION
-------------------------------

Owner:
Primary: _____________________________________________________________________

Relationship: ________________________________________________________________%

Contingent: __________________________________________________________________

Relationship: ________________________________________________________________%

Annuitant:
Primary: _____________________________________________________________________

Relationship: ________________________________________________________________%

Contingent: __________________________________________________________________

Relationship: ________________________________________________________________%


DVA-APP 900


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4. TYPE OF ANNUITY
------------------

[ ] Non-qualified    Qualified Types: [ ] IRA   [ ] Roth IRA   [ ] SEP/IRA
                              [ ] 403(b)   [ ] Keogh   [ ]Roth Conversion
                              [ ] Other ______________________________________

IRA/SEP/ROTH IRA
$_________________ Contribution for tax year
$_________________ Trustee to Trustee Transfer
$_________________ Rollover from  [ ] IRA   [ ] 403(b)   [ ] Pension
                   [ ] Other _________________________________________________

ROTH IRA Rollover
|__|__|-|__|__| |__|__|__|__| Date first established or date of conversion $_________________ Portion previously taxed

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5. GUARANTEED MINIMUM INCOME BENEFIT
------------------------------------

Must complete this section. If no selection is made, the GMIB option will not apply.

[ ] Yes (Available at an additional cost, see prospectus)
       [ ] Double Enhanced Income Benefit
       [ ] Return of Purchase Payment Income Benefit
[ ] No

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6. GUARANTEED MINIMUM DEATH BENEFIT
-----------------------------------

If no selection is made, the death benefit will be equal to the Account Value. (Your selection cannot be changed after the policy has been issued)
[ ] Double Enhanced Death Benefit (only if Owner and Annuitant are under age 85 at time of purchase.) Additional M&E risk fee and administrative charge of 0.30% annually.
[ ] Return of Purchase Payment Death Benefit (only if Owner and Annuitant are under age 85 at time of purchase.) Additional M&E risk fee and administrative charge of 0.10% annually.
[ ] I choose not to purchase a Guaranteed Minimum Death Benefit. My death benefit will be equal to the Account Value.

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7. TELEPHONE TRANSFER AUTHORIZATION
-----------------------------------

Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line. (check
one selection only):    [ ] Owner(s) only, or
                        [ ] Owner(s) and Owner's Registered Representative

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8. REBALANCING
--------------

Note: Not available if Dollar Cost Averaging (DCA) is in effect.
[ ] Quarterly   [ ] Semi-Annually   [ ] Annually

I/We elect the Variable Sub-acount rebalancing program option. With this election, all amounts in the Variable Sub-accounts are re-allocated to reflect the percentages indicated on this application. Unless and until a rebalancing election form has been submitted changing these allocation percentages, Transamerica will allocate all contributions according to the percentages shown on this application.


DVA-APP 900                                               ACCESS ADVANTAGE 5/01

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9. ALLOCATION OF PURCHASE PAYMENTS
----------------------------------

Complete initial purchase payments allocations listed below in order to invest purchase payments. If Dollar Cost Averaging from the DCA Account and/or the Money Market Portfolio you must complete section 10 in order to begin the Dollar Cost Averaging Program.

Initial Purchase Payments $______________________. Make check payable to Transamerica Occidental Life Insurance Company.

DREYFUS SERIES:
Dreyfus Appreciation Portfolio                 ________ .0%
Dreyfus Balanced Portfolio                     ________ .0%
Dreyfus Core Bond Portfolio                    ________ .0%
Dreyfus Core Value Portfolio                   ________ .0%
Dreyfus Disciplined Stock Portfolio            ________ .0%
Dreyfus Emerging Leaders Portfolio             ________ .0%
Dreyfus Emerging Markets Portfolio             ________ .0%
Dreyfus Growth and Income Portfolio            ________ .0%
Dreyfus International Value Portfolio          ________ .0%
Dreyfus Japan Portfolio                        ________ .0%
Dreyfus Limited Term High Income Portfolio     ________ .0%
Dreyfus MidCap Stock Portfolio                 ________ .0%
Dreyfus Money Market Portfolio                 ________ .0%
Dreyfus Quality Bond Portfolio                 ________ .0%
Dreyfus Small Cap Portfolio                    ________ .0%
Dreyfus Small Company Stock Portfolio          ________ .0%
Dreyfus Socially Responsible Fund              ________ .0%
Dreyfus Special Value Portfolio                ________ .0%
Dreyfus Stock Index Fund                       ________ .0%
Dreyfus Technology Growth Portfolio            ________ .0%
European Equity Portfolio                      ________ .0%
Founders Discovery Portfolio                   ________ .0%
Founders Growth Portfolio                      ________ .0%
Founders International Equity Portfolio        ________ .0%
Founders Passport Portfolio                    ________ .0%
Transamerica VIF Growth Portfolio              ________ .0%
____________________________________________   ________ .0%
____________________________________________   ________ .0%
____________________________________________   ________ .0%
____________________________________________   ________ .0%

FIXED OPTIONS:
1 Year Fixed Guarantee Period Option           ________ .0%

(Please complete this to invest all or part of your purchase payments into the DCA account here, then complete Section 10.)

Dollar Cost Averaging Account                  ________ .0%
       TOTAL VARIABLE AND FIXED                  100%




DVA-APP 900 (2)


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10. DOLLAR COST AVERAGING PROGRAM
---------------------------------

If DCA is selected as an initial purchase payments allocation option under
Section 9, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Please indicate the mode/frequency of the Dollar Cost Averaging Program.

[ ] Monthly/# of transfers __________ (6 months - 24 months)
[ ] Quarterly/# of transfers __________ (4 quarters - 8 quarters)

TRANSFER FROM:
    [ ] DCA Fixed                         [ ] Money Market
TRANSFER TO:
DREYFUS SERIES:
Dreyfus Appreciation Portfolio                 ________ .0%
Dreyfus Balanced Portfolio                     ________ .0%
Dreyfus Core Bond Portfolio                    ________ .0%
Dreyfus Core Value Portfolio                   ________ .0%
Dreyfus Disciplined Stock Portfolio            ________ .0%
Dreyfus Emerging Leaders Portfolio             ________ .0%
Dreyfus Emerging Markets Portfolio             ________ .0%
Dreyfus Growth and Income Portfolio            ________ .0%
Dreyfus International Value Portfolio          ________ .0%
Dreyfus Japan Portfolio                        ________ .0%
Dreyfus Limited Term High Income Portfolio     ________ .0%
Dreyfus MidCap Stock Portfolio                 ________ .0%
Dreyfus Money Market Portfolio                 ________ .0%
Dreyfus Quality Bond Portfolio                 ________ .0%
Dreyfus Small Cap Portfolio                    ________ .0%
Dreyfus Small Company Stock Portfolio          ________ .0%
Dreyfus Socially Responsible Fund              ________ .0%
Dreyfus Special Value Portfolio                ________ .0%
Dreyfus Stock Index Fund                       ________ .0%
Dreyfus Technology Growth Portfolio            ________ .0%
European Equity Portfolio                      ________ .0%
Founders Discovery Portfolio                   ________ .0%
Founders Growth Portfolio                      ________ .0%
Founders International Equity Portfolio        ________ .0%
Founders Passport Portfolio                    ________ .0%
Transamerica VIF Growth Portfolio              ________ .0%
____________________________________________   ________ .0%
____________________________________________   ________ .0%
____________________________________________   ________ .0%
____________________________________________   ________ .0%
                                TOTAL MUST =     100%


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11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
--------------------------------------------

 . Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

 . Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

 . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity contract when issued to me.

 . I am in receipt of a current prospectus for this variable annuity.

 . This application is subject to acceptance by Transamerica Occidental Life
  Insurance Company. If this application is rejected for any reason, Transamerica Occidental Life Insurance Company will be liable only for return of purchase payment paid.

[ ] Check here if you want to be sent a copy of "Statement of Additional
    Information".

Will this annuity replace or change any existing annuity or life insurance?
[ ] No   [ ] Yes (If yes, complete the following)

Company: _____________________________  Policy No.: __________________________


I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at: ___________________________________________________________________
           City                         State                       Date

Owner(s) Signature: __________________________________________________________

Joint Owner(s) Signature: ____________________________________________________

Annuitant Signature: (if not Owner) __________________________________________

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12. AGENT INFORMATION
---------------------

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
[ ] No   [ ] Yes
I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:

Please print First Name: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Please print Last Name:  |__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Signature: ___________________________________________________________________

Branch Phone #: ______________________________________________________________

SS #/TIN: ____________________________________________________________________

Rep. License #: ______________________________________________________________

Firm Name: ___________________________________________________________________

Firm Address: ________________________________________________________________

For Registered Representative Use Only - Contact your home office for program information.

[ ] Option A   [ ] Option B   [ ] Option C   [ ] Option D

(Once selected program cannot be changed)


DVA-APP 900 (3)





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For applicants in Florida
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Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

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For applicants in Louisiana
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Applicant:

Do you have any existing policies or contracts?   [ ] No   [ ] Yes (If yes, you
must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities".)

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be suject to fines and confinement in prison.

Agent:

Did the agent/registered representative present and leave the applicant insurer-
approved sales material?   [ ] No   [ ] Yes

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For applicants in Pennsylvania
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

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For applicants in New Jersey
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Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.